UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       July 19, 2005
                                                --------------------------------

                     NATIONAL ATLANTIC HOLDINGS CORPORATION
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             (Exact name of registrant as specified in its charter)

        New Jersey                   000-51127                   22-3316586
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(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

       4 Paragon Way, Freehold, New Jersey                         07728
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     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code     (732) 665-1100
                                                  ------------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01 Other Events.

Proformance Insurance Company, a subsidiary of National Atlantic Holdings Corporation announced that its Loyalty Loss Free Discount Program for its auto insurance policyholders has been approved by the New Jersey Department of Banking & Insurance. A copy of this release is incorporated herein by reference and attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

99.1 Press Release issued by National Atlantic Holdings Corporation, July 19, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NATIONAL ATLANTIC HOLDINGS CORPORATION
                                          --------------------------------------
                                                       (Registrant)


Date July 20, 2005
                                          /s/ Frank J. Prudente
                                          ---------------------
                                          Frank J. Prudente
                                          Executive Vice President- Corporate
                                          Finance and Treasurer